SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2007

NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2006-MTA1
(Issuing Entity with respect to Certificates)

NOVASTAR MORTGAGE INC.
(Exact name of Sponsor as specified in its charter)

NOVASTAR MORTGAGE FUNDING CORPORATION
(Exact name of co-registrant as specified in its charter)

Delaware	333-131111-02	48-1195807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

NOVASTAR CERTIFICATES FINANCING CORPORATION
(Exact name of Depositor and registrant as specified in its charter)

Delaware	333-131111	48-1194616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300 Kansas City, Missouri	64114
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(816) 237-7000

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

NovaStar Mortgage Funding Corporation and NovaStar Certificates Financing Corporation registered issuances of up to $4,145,350,000 principal amount of Asset-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (Registration File Nos. 333-131111 and 333-131111-02) (the "Registration Statement"). Pursuant to the Registration Statement, NovaStar Mortgage Funding Trust, Series 2006-MTA1, issued on June 8, 2006, $1,182,600,000 in aggregate principal amount of its Home Equity Loan Asset-Backed Notes, Series 2006-MTA1, Class 1A-1, Class 2A-1A, Class 2A-1B, Class 2A-1-C, Class X, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 Notes, Class M-9 (the "Offered Notes"). Also issued, but not offered by NovaStar Mortgage Funding Trust, Series 2006-MTA1 was its Home Equity Loan Asset-Backed Notes, Series 2006-MTA1, Class M-10 Notes (and collectively with the Offered Notes, the “Notes”).

The Sale and Servicing Agreement filed in connection with the Notes is hereby amended pursuant to Amendment No. 1 to the Sale and Servicing Agreement, dated as of October 31, 2007 attached hereto as Exhibit 4.1, among NovaStar Mortgage Funding Trust, Series 2006-MTA1, as issuing entity (the “Issuing Entity”), NovaStar Certificates Financing Corporation, as depositor (the “Depositor”), NovaStar Mortgage, Inc., as servicer (the “Servicer”) and as sponsor (“the “Sponsor”), NovaStar Financial, Inc. as seller (the “Seller”), U.S. Bank National Association, as custodian (the “Custodian”), The Bank of New York (as successor to JPMorgan Chase Bank, National Association), as indenture trustee (the "Indenture Trustee"), and The Bank of New York (as successor to J.P. Morgan Trust Company, National Association), as co-trustee (the “Co-Trustee” and together with the Issuing Entity, the Depositor, the Servicer and the Sponsor, the Seller, the Custodian and the Indenture Trustee, the “Parties”).

The Sale and Servicing Agreement filed in connection with the Notes is hereby further amended pursuant to Amendment No. 2 to the Sale and Servicing Agreement, dated as of November 1, 2007 attached hereto as Exhibit 4.2, among the Parties.

Item 9.01 - Financial Statements and Exhibits:

(a)   Financial Statements of Business Acquired:  None

(b)   Pro Forma Financial Information:   None

(c)	Exhibits:

4.1
Amendment No. 1 to the Sale and Servicing Agreement, dated as of October 31, 2007, among the Issuing Entity, the Depositor, the Sponsor, the Servicer, the Seller, the Custodian, the Indenture Trustee and the Co-Trustee and consented to by DB Structured Products, Inc., Wachovia Bank, N.A., Wachovia Capital Markets, LLC and Wachovia Investment Holdings, LLC.

4.2
Amendment No. 2 to the Sale and Servicing Agreement, dated as of November 1, 2007, among the Issuing Entity, the Depositor, the Sponsor, the Servicer, the Seller, the Custodian, the Indenture Trustee and the Co-Trustee and consented to by DB Structured Products, Inc., Wachovia Bank, N.A., Wachovia Capital Markets, LLC and Wachovia Investment Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2007

NOVASTAR CERTIFICATES FINANCING CORPORATION By: __/s/ Matt Kaltenrieder ____________ Matt Kaltenrieder Vice President

Exhibit Index

Exhibit No.	Description

Exhibit 4.1
Amendment No. 1 to the Sale and Servicing Agreement, dated as of October 31, 2007, among the Issuing Entity, the Depositor, the Sponsor, the Servicer, the Seller, the Custodian, the Indenture Trustee and the Co-Trustee and consented to by DB Structured Products, Inc., Wachovia Bank, N.A., Wachovia Capital Markets, LLC and Wachovia Investment Holdings, LLC.

Exhibit 4.2
Amendment No. 2 to the Sale and Servicing Agreement, dated as of November 1, 2007, among the Issuing Entity, the Depositor, the Sponsor, the Servicer, the Seller, the Custodian, the Indenture Trustee and the Co-Trustee and consented to by DB Structured Products, Inc., Wachovia Bank, N.A., Wachovia Capital Markets, LLC and Wachovia Investment Holdings, LLC.